1 Cano Health Q3 2021 Financial Supplement November 9, 2021

2 Disclaimer This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to Cano Health, Inc. (“Cano Health” or the “Company”). The information contained herein does not purport to be all‐inclusive, and neither the Company nor any of its affiliates, control persons, officers, directors, employees, or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This Presentation also contains certain financial forecast information. Such financial forecast information, which constitutes forward‐looking information, is for illustrative purposes only and includes certain estimates and assumptions about expected medical costs and savings and recent acquisitions and other transactions and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks, and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation as to the accuracy or completeness of such information or by any person that the results reflected in such forecasts will be achieved. Forward‐Looking Statements. This Presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward‐looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward‐looking statement include, without limitation, our anticipated results of operations, including our financial guidance for the 2021 and 2022 fiscal years, our business strategies, the anticipated impact of the recent transactions on our business and future financial and operating results, the expected amount and timing of synergies from the recent transactions, our projected costs, including projected costs for full‐year stock compensation and interest expense and cash to be used in operating activities and de novo and maintenance capital expenditures for 2021, prospects and plans, and other aspects of our operations or operating results. These forward‐looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward‐looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward‐looking statements include, among others, changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to enter into new markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; the impact of COVID‐19 or another pandemic on our business and results of operation; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; and our ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward‐looking statements, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in the definitive Proxy Statement/Prospectus filed with the SEC on May 7, 2021 and incorporated by reference into our Super 8‐K filed on June 9, 2021 and in subsequent Quarterly Reports on Form 10‐Q. Unless otherwise specified, all information provided in this Presentation is as of the date hereof. New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward‐looking statements we may make. Except as required by law, we undertake no obligation to update any forward‐looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward‐looking statements as representing our views as of any date subsequent to the date of this Presentation. This Presentation also contains certain non‐GAAP financial measures as defined by the SEC rules. These non‐GAAP financial measures, such as EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Further Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non‐GAAP financial measures are in addition to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. We believe these non‐GAAP measures of financial results provide useful information regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non‐GAAP measures to compare our performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. We believe that the use of these non‐GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non‐GAAP financial measures to investors. We do not consider these non‐GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non‐GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non‐GAAP financial measures. In addition, other companies may calculate non‐GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non‐GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to their most directly comparable GAAP measures, in this document. However, we have not reconciled our expectations as to non‐GAAP measures in future periods to their most directly comparable GAAP measure because certain costs and expenses are outside of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business.

3 Transforming patient care by delivering superior primary care services through access, quality, and wellness We are a high‐touch, tech‐enabled, population health management company with a powerful combination of medical centers and services making healthcare more accessible and affordable Industry‐leading independent primary care provider company Technology‐driven population heath management Patient‐focused medical centers adapted to the local community ++

Q3 2021 Highlights

Scale and density driving sustainable, profitable growth

Total Revenue: $527M

+100% y-y

Reflects strong membership growth and operational expansion

Total Membership: 211K

+105% y-y

Medicare Capitated Membership 120K, up 65% y-y

Adjusted EBITDA[1]: $35M

+53% y-y

Adjusted EBITDA margin of 6.7%

2021 and 2022 guidance raised

Total Revenue, Membership, and Adjusted EBITDA

Strong de novo growth and completed acquisitions support updated outlook

Medical Claims Expense Ratio improved 140 bps sequentially to 75.6%

On track for full year MCR of ~75%

CanoPanorama projections of stable hospital admissions realized through the recent COVID-19 surge

16 de novo centers opened to date in 2021

On track for 20 de novos in 2021

Reaffirming guidance for 2022 of 54-59 de novo medical centers

Healthy Heart program launched

Targets cardiovascular disease with specialized prevention and risk assessment protocols

Launched in six Cano Health medical centers across Florida, Texas and Nevada, with future locations expected

Delivering strong results - demonstrating success in our Build, Buy, and Manage differentiated growth strategy, enabled by CanoPanorama

CanoHealth

(1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. Complete quarterly reconciliations from Q1 2019 through Q1 2021 are available in the Company's S-1 SEC filing on June 25, 2021, as amended.

Medical Claims Expense Ratio (MCR) = Third-party Medical Costs / Capitated Revenue

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Q3 2021 Results

Cano Health

	Q3 2021	Q3 2020	Change
Total Membership	210,663	102,767	105%
Medicare	120,086	72,806	65%
Medicaid	63,871	19,169	233%
ACA	26,706	10,792	147%
Total Revenues	$527M	$263M	100%
Adjusted EBITDA (1)	$35M	$23M	53%
Medical Claims Expense Ratio (2)	75.6%	73.1%	250 bps
SG&A Ratio %	14.4%	10.4%	400 bps
Adjusted EBITDA Margin %(1)(3)	6.7%	8.7%	(200) bps

Membership growth of 105% driven by acquisitions and organic growth

Medical claims expense ratio for the third quarter 2021 was 75.6%, compared to 73.1% for the third quarter of 2020; increase driven primarily by the inclusion of DCE members, who we initially expect to have higher medical costs, and to a lesser extent by higher elective procedure utilization and costs related to COVID-19

SG&A ratio increased primarily due to higher stock compensation expense and higher professional fees, primarily related to transactions

CanoHealth

(1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. Complete quarterly reconciliations from Q1 2019 through Q1 2021 are available in the Company's S-1 SEC filing on June 25, 2021, as amended.
(2) Medical Claims Expense Ratio = Third-party Medical Costs / Capitated Revenue
(3) Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue

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6 0 5 10 15 20 25 30 2‐Apr 1‐Jun 22‐Jul 11‐Sep 17‐Nov 5‐Jan 25‐Feb 25‐Apr 11‐Jul 4‐Sep 29‐Oct Cano Health COVID‐19 Case Incidence Se ve n‐ D ay A ve ra ge D ai ly C as es Source. Cano Health company data . Seven‐Day Average Daily Case Incidence 2020 2021 24.0 1.4 For Cano Health members, as of October 31, we have observed a 7‐day daily average of 1.4 cases compared to 24.0 cases at our pandemic peak in January 2021, and 14.3 cases at our last update on August 9 14.3 Pandemic peak Reported on August 9 Current 31

7 0 1 2 3 4 5 6 7 1‐Apr 15‐Jun 24‐Jul 1‐Sep 9‐Nov 24‐Dec 28‐Jan 30‐Mar 9‐Jul 23‐Aug 12‐Oct31 Cano Health COVID‐19 Admissions Source. Cano Health company data. Seven‐Day Average Daily Admissions Se ve n‐ D ay A ve ra ge D ai ly A dm is si on s For Cano Health members, as of October 31, we have observed a seven‐day daily average of 1.1 admissions compared to 6.6 at our pandemic peak in July 2020 and 2.0 at our last update on August 9 6.6 1.1 2020 2021 2.0 Pandemic peak Current Reported August 9

8 0 5 10 15 20 25 ‐ 50 100 150 200 250 May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Total Admissions Per 1,000 COVID‐19 Admissions Per 1,000 Cano Health Total vs. COVID‐19 Hospital Admissions Source: Cano Health company data. Average Monthly Hospital Admissions Per 1,000 Average Daily CO VID ‐19 Adm issions Per 1,000Av er ag e Da ily To ta l A dm is sio ns P er 1 ,0 00 2020 2021 For the month of October, we have observed 1.2 average monthly hospital admissions per 1,000 as compared to Cano Health’s pandemic peak of 21.2 in July 2020 21.2 1.2 Pandemic peak 13.8 August Current

Medicare Advantage Premiums of Cano Health Members[1] Tracked *Expected* Cost Increases from Age and Acuity

3-Year Premium PMPM CAGR



6% CAGR
<6 months
30-36 months
Member Tenure

Expected 3-Year Medical Cost CAGR



9% CAGR
<6 months
30-36 months
Member Tenure

MA Premiums increased at a ~6% CAGR as members aged and more chronic conditions were documented

Medical costs (primary care, inpatient, outpatient) **expected to increase at a ~9% CAGR** as members age and acuity rises due to undertreatment of chronic conditions (e.g., poorly controlled hypertension, high cholesterol, COPD, etc.)

Source: Cano Health Internal Analysis with Third Party Support and Cano Health estimates

[1] The members in the analysis represented 57% of Cano Health's South Florida at Risk Medicare membership in 2019

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10 <6 months 30‐36 months<6 months 30‐36 months 3‐Year Premium PMPM CAGR Actual 3‐Year Medical Cost CAGR Member Tenure Member Tenure 6% CAGR (6%) CAGR Cano Health’s Medicare Advantage Value Based Care: Demonstrated Ability to Meaningfully Bend the Cost Curve Cano Health’s medical costs (primary care, inpatient, outpatient) for MA members(1) declined at a ~6% CAGR Cano Health’s intensive primary care treatment of chronic conditions create superior outcomes for patients, payors, and our financial results Source: Cano Health Internal Analysis with Third Party Support and Cano Health estimates (1) The members in the analysis represented 57% of Cano Health’s South Florida at Risk Medicare membership in 2019

Healthy Heart by Dr. Juan

Cardiovascular Disease Prevention

- Risk assessment via advanced protocols and imaging technology
- Monitoring of health statistics through the *CanoPanorama* population health platform
- Lifestyle and medical interventions
- Weight loss, nutrition, and exercise-focused prevention programs

About Dr. Juan Rivera

- Chief Medical Correspondent for Univision TV network and bestselling author
- Named one of 2020's Top Health Influencers by *PR Week*
- Regular contributor to popular TV programs, including *Good Morning America* and Extra TV
- Creator and host of the *My Abuelita Told Me* WebMD series

Introduced Across Three States


Florida
Orlando
Tampa
Pembroke Pines
Miami (Two Locations)
Nevada
Las Vegas
Texas
San Antonio

"I have long been impressed by Cano Health's commitment to compassion, innovation, and community, and this program reflects our shared belief in the importance of preventative care.

— Dr. Juan Rivera



CanoHealth

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12 Proven Track Record of Organic Membership Growth 28K 28K 28K 36K 38K 45K 54K 57K 87K 129K 131K 6K 6K 24K 54K 49K 49K 29K 27K 79K 28K 28K 34K 42K 61K 99K 103K 106K 117K 156K 211K Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 82% 47% 42% 43% 36% 60% 58% 37% 43% 30% 28% 82% 47% 71% 66% 122% 253% 201% 155% 91% 57% 105% Inorganic Organic Consistent organic membership growth supplemented by highly accretive acquisition strategy Membership Growth(1) Note: Organic growth represents all non‐acquired growth, as well as growth from consolidating our existing affiliates and acquiring small nearby practices whose patients and facilities are blended with our nearby owned medical centers (1) Membership as of period end; numbers may not add due to rounding Organic Growth: Total Growth:

Guidance: Full Year 2021

Cano Health

	FY 2021 November 9, 2021	FY 2021 August 12, 2021
Total Membership	~218,000	~215,000
Total Revenues	~$1.7B	~$1.6B
Adjusted EBITDA [(1)]	~$118M	~$115M
Medical Claims Expense Ratio	~75%	~75%
Total Owned Medical Centers	~130	126 – 131
De Novo Openings	~20	15 – 20

Updating guidance provided on August 12; includes DCE; excludes the impact of potential acquisitions

Q3 2021 medical claims expense ratio was 75.6%. For full year of 2021, we continue to expect a medical claims expense ratio of ~75%

Full year stock-based compensation projected to be approximately ~$27M

Full year interest expense projected to be ~$50M

Full year 2021 cash used in operating activities is projected to be ~$90M with de novo and maintenance capex of approximately $50M

CanoHealth

(1) Adjusted EBITDA is a non-GAAP financial measure. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure

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14 Guidance: Full Year 2022 Cano Health (1) Adjusted EBITDA is a non‐GAAP financial measure. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure FY 2022 November 9, 2021 FY 2022 August 12, 2021 Total Membership 280,000 ‐ 285,000 275,000 ‐ 280,000 Total Revenues $2.6B to $2.7B $2.5B to $2.6B Adjusted EBITDA (1) $170M to $175M $165M to $170M Total Owned Medical Centers 184 ‐ 189 ~185 De Novo Openings 54 – 59 54 – 59 Raising prior guidance for 2022 on expected continued membership and revenue growth at existing medical centers, 2021 de novos, and enhanced revenue growth and performance of already acquired businesses As the annual 2022 open enrollment period is underway, the Company will provide updated projections early next year Excludes any impact from potential future acquisitions

15 Appendix

16 QUALITY WELLNESSACCESS Cano@Home and Telehealth 24/7 Urgency Line Transportation Cano Life Physiotherapy Classes Care Coordination Preventive Screenings Disease Management National Care Platform… …with a Flexible Growth Model Enter new markets through select acquisitions of physician practices Expand Existing Centers De Novo Centers Existing Affiliates: Pipeline for Scale National Care Platform: Access, Quality, and Wellness within a capitated payment model Operating Model: Flexible – Medical centers and affiliates with staff and services reflecting the communities we serve Growth Avenues: Maintain optionality – build, buy, manage – de novo, acquire, affiliates Strategic Objective: Obtain speed, scale, and density BUILD BUY MANAGE A Differentiated Value‐Based Primary Care Model

17 Highly Scalable Geographic Footprint Current markets Future expansion • Accelerating growth avenues (building, buying, managing) to meet embedded demand • < 1% total penetration in existing markets(1) • Rapid and concentrated expansion in FL, TX, NV, CA, NM, IL, and PR • De novo expansion supplemented by acquisition opportunities 2017 2018 2019 2020 11/9/21 Markets 2 3 7 15 40 Medical centers(2) 9 19 35 71 126 Members (in thousands) 14K 25K 42K 106K 211K(3) (1) Based on Medicare market share in Cano Health's in Florida, Texas, Nevada, and Puerto Rico (2) Refers to owned medical centers (3) Capitated members as of 9/30/21

18 Cano Health’s Growth Has Been Explosive 14K 25K 42K 106K ~218K 2017 2018 2019 2020 2021E 99% CAGR $130 $231 $364 $829 ~$1,700 2017 2018 2019 2020 2021E $12 $15 $27 $70 2017 2018 2019 2020 2021E Membership(1) Revenue Adj. EBITDA(2) 77% CAGR ($ in millions) ($ in millions) 90% CAGR (1) Membership as of period end (2) Adjusted EBITDA is a non‐GAAP financial measure. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure ~$118

Lower Medical Costs with Longer Member Tenure Driven by CanoPanorama-Enabled Value Based Care

3-Year Premium PMPM CAGR



6% CAGR
<6 months
30-36 months
Member Tenure

<u>Expected</u> 3-Year Medical Cost CAGR



9% CAGR
<6 months
30-36 months
Member Tenure

<u>Actual</u> 3-Year Medical Cost CAGR



(6%) CAGR
<6 months
30-36 months
Member Tenure

CanoHealth

Source: Cano Health Internal Analysis with Third Party Support and Cano Health estimates

[1] The members in the analysis represented 57% of Cano Health's South Florida at Risk Medicare membership in 2019

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Non-GAAP Financial Measures Reconciliation

	($ in millions)	Q4 20	Q1 21	Q2 21	Q3 21
	Net income (loss)	**(50.4)**	**(10.5)**	**4.9**	**(40.9)**
	Interest expense, net	12.2	10.6	9.7	16.0
	Income tax expense (benefit)	0.4	0.7	(2.0)	0.5
	Depreciation and amortization expense	5.7	5.8	7.9	17.0
	EBITDA(1)	**(32.1)**	**6.6**	**20.6**	**(7.4)**
A	Stock-based compensation	0.2	0.1	3.2	8.9
B	De novo losses	4.3	5.5	7.0	9.0
C	Acquisition transaction costs	13.9	10.1	17.2	7.8
D	Restructuring and other	0.6	0.5	2.8	2.1
E	Loss on extinguishment of debt	23.3	-	13.2	-
F	Change in fair value of embedded derivative	7.3	-	-	-
G	Change in fair value of warrant liabilities	-	-	(39.2)	14.7
	Adjusted EBITDA(1) (2)	**17.5**	**22.8**	**24.8**	**35.2**

A Represents non-cash compensation charges

B Represents de novo losses incurred up to 12 months post-opening

C Represents legal and professional fees related to historical acquisitions and debt financings

D Includes one-time legal, IT, severance and various other non-recurring items

E Represents costs related to previously repaid debt

F Consists primarily of changes to an embedded derivative in previously repaid debt agreement

G Represents non-cash impact from change in warrant liabilities

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies

(2) Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of losses incurred in the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs, fair value adjustments to contingent consideration, management fees and corporate development payroll costs), restructuring and other charges, loss on extinguishment of debt, and changes in fair value adjustments to an embedded derivative and to warrant liabilities. Adjusted EBITDA is a key measure used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources

CanoHealth

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Non-GAAP LTM Further Adjusted EBITDA Reconciliation

	($ in millions)	LTM 9/30/21
	Net income (loss)	**($96.9)**
	Interest expense, net	48.6
	Income tax expense (benefit)	(0.4)
	Depreciation and amortization	36.5
	EBITDA[(1)]	**($12.2)**
A	Stock-based compensation	12.5
B	De novo losses	25.8
C	Acquisition transaction costs	49.0
D	Restructuring and other	6.1
E	Loss on extinguishment of debt	36.5
F	Change in fair value of embedded derivative	7.3
G	Change in fair value of warrant liabilities	(24.6)
	Adjusted EBITDA[(1)(2)]	**$100.4**
H	Acquired Adjusted EBITDA (LTM)	53.7
	Further Adjusted EBITDA[(1)(2)]	**$154.1**

A Represents non-cash compensation charges

B Represents de novo losses incurred up to 12 months post-opening

C Represents legal and professional fees related to historical acquisitions and debt financings

D Includes one-time legal, IT, severance and various other non-recurring items

E Represents costs related to previously repaid debt

F Consists primarily of changes to an embedded derivative in previously repaid debt agreement

G Represents non-cash impact from change in warrant liabilities

H Represents further adjustment for Adjusted EBITDA from completed acquisitions through September 30, 2021

(1) EBITDA, Adjusted EBITDA, and further Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies

(2) Adjusted EBITDA and further Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of losses incurred in the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs, fair value adjustments to contingent consideration, management fees and corporate development payroll costs), restructuring and other charges, loss on extinguishment of debt, and changes in fair value adjustments to an embedded derivative and to warrant liabilities, and further adjustments for acquired EBITDA from completed acquisitions. Adjusted EBITDA and further Adjusted EBITDA are key measures used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources

CanoHealth

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22 Members Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Medicare 17,526 18,252 23,833 31,302 38,674 72,576 72,806 74,644 75,488 111,866 120,086 Medicaid 10,091 9,852 10,332 10,215 12,834 16,585 19,169 19,314 21,801 25,178 63,871 ACA ‐ ‐ ‐ ‐ 9,840 10,115 10,792 11,749 19,606 18,994 26,706 Total Members 27,617 28,104 34,165 41,517 61,348 99,276 102,767 105,707 116,895 156,038 210,663 % Total Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Medicare 63% 65% 70% 75% 63% 73% 71% 71% 65% 72% 57% Medicaid 37% 35% 30% 25% 21% 17% 19% 18% 19% 16% 30% ACA ‐ ‐ ‐ ‐ 16% 10% 11% 11% 16% 12% 13% Total Members 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Revenue PMPM Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Medicare $1,107 $1,132 $1,241 $994 $924 $847 $1,020 $954 $1,005 $1,186 $1,241 Medicaid $404 $521 $618 $460 $556 $747 $585 $606 $614 $612 $271 ACA ‐ ‐ ‐ ‐ $26 $18 $33 $17 $44 $14 $47 Total $846 $912 $1,039 $853 $701 $716 $837 $793 $777 $921 $798 Membership Mix and PMPM: Q1 2019 – Q3 2021

23 Revenue Mix: Q1 2019 – Q3 2021 $ millions Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Medicare $57.4 $61.6 $77.4 $86.4 $106.0 $129.4 $220.6 $214.4 $225.9 334.7 $447.3 Medicaid 12.4 15.9 18.5 14.3 20.9 34.0 31.3 34.7 38.6 43.7 50.7 ACA 0.0 0.0 0.0 0.0 0.8 0.6 1.1 0.6 2.5 0.8 3.8 Total Capitated Revenue 69.8 77.5 95.9 100.7 127.7 163.9 253.0 249.6 267.0 379.2 501.8 Fee‐for‐Service and Other Revenue 4.4 4.1 5.4 6.6 7.6 7.3 10.2 10.1 13.1 14.0 25.0 Total Revenue $74.2 $81.6 $101.3 $107.3 $135.3 $171.2 $263.1 $259.7 $280.1 $393.2 $526.8 % Total Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Medicare 77% 75% 76% 81% 78% 76% 84% 83% 81% 85% 85% Medicaid 17% 20% 18% 13% 15% 20% 12% 13% 14% 11% 10% ACA 0% 0% 0% 0% 1% 0% 0% 0% 1% 0% 1% Total Capitated Revenue 94% 95% 95% 94% 94% 96% 96% 96% 95% 97% 95% Fee‐for‐Service and Other Revenue 6% 5% 5% 6% 6% 4% 4% 4% 5% 3% 5% Total Revenue 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

Financial Summary: Q1 2019 – Q3 2021

$ millions	Q1 19	Q2 19	Q3 19	Q4 19	Q1 20	Q2 20	Q3 20	Q4 20	Q1 21	Q2 21	Q3 21
Capitated Revenue	$69.8	$77.5	$95.9	$100.7	$127.7	$163.9	$253.0	$249.6	$267.0	$379.2	$501.8
Fee-for-Service and Other Revenue	4.4	4.1	5.4	6.6	7.6	7.3	10.2	10.1	13.1	14.0	25.0
Total Revenue	**74.2**	**81.6**	**101.3**	**107.3**	**135.3**	**171.2**	**263.1**	**259.7**	**280.1**	**393.2**	**$526.8**
Third-Party Medical Costs	51.1	55.7	69.7	64.6	85.3	112.0	184.9	182.7	195.0	291.8	379.3
Direct Patient Expense	6.9	9.2	11.3	15.6	17.8	22.6	31.1	30.8	34.3	43.8	57.7
SG&A	12.7	12.2	14.6	19.6	21.0	21.9	27.4	33.7	34.9	46.6	75.9
Adjusted EBITDA[(1)]	**$4.6**	**$5.9**	**$7.3**	**$9.4**	**$12.9**	**$16.2**	**$23.0**	**$17.5**	**$22.8**	**$24.8**	**$35.2**

YoY Change	Q1 20	Q2 20	Q3 20	Q4 20	Q1 21	Q2 21	Q3 21
Capitated Revenue	83%	111%	164%	148%	109%	131%	98%
Fee-for-Service and Other Revenue	73%	78%	89%	53%	72%	92%	146%
Total Revenue	**82%**	**110%**	**160%**	**142%**	**107%**	**130%**	**100%**
Third-Party Medical Costs	67%	101%	165%	183%	128%	160%	105%
Direct Patient Expense	158%	146%	175%	97%	93%	94%	86%
SG&A	65%	80%	88%	72%	66%	113%	177%
Adjusted EBITDA[(1)]	**180%**	**175%**	**216%**	**86%**	**77%**	**53%**	**53%**

CanoHealth

(1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure; complete quarterly reconciliations from Q1 2019 through Q1 2021 are available in the Company's S-1 SEC filing on June 25, 2021

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25 Margin Analysis: Q1 2019 – Q3 2021 % Total Revenue (except as noted) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Medical Claims Expense Ratio(1) 73.2% 71.9% 72.7% 64.2% 66.8% 68.3% 73.1% 73.2% 73.0% 77.0% 75.6% Direct Patient Expense 9.3% 11.3% 11.2% 14.6% 13.2% 13.2% 11.8% 11.9% 12.2% 11.1% 11.0% SG&A 17.1% 15.0% 14.4% 18.3% 15.5% 12.8% 10.4% 13.0% 12.5% 11.8% 14.4% Adjusted EBITDA(2) 6.2% 7.2% 7.2% 8.8% 9.5% 9.5% 8.7% 6.7% 8.1% 6.3% 6.7% YoY bp change Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Medical Claims Expense Ratio(1) (630) (350) 40 900 620 860 250 Direct Patient Expense 380 190 70 (270) (90) (200) (90) SG&A (160) (230) (400) (530) (310) (90) 400 Adjusted EBITDA(2) 320 230 160 (200) (140) (320) (210) (1) Medical Claims Expense Ratio = Third‐party Medical Costs / Capitated Revenue (2) Adjusted EBITDA and Adjusted EBITDA Margin are non‐GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure; complete quarterly reconciliations from Q1 2019 through Q1 2021 are available in the Company’s S‐1 SEC filing on June 25, 2021

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